Westmoreland Coal Company Annual Meeting of Stockholders May 22, 2003 Commitment Integrity Performance

Forward Looking Disclaimer Various remarks that we may make today about future expectations, plans, and prospects for the Company constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in Items 1, 3, and 7 of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and the Management's Discussion and Analysis section of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, which are on file with the SEC. In addition, these forward-looking statements represent the Company's expectations only as of today. While the Company may elect to update these forward-looking statements, it specifically disclaims any obligation to do so. Any forward-looking statements should not be relied upon as representing the Company's estimates or views as of any date subsequent to today.

Purpose To provide a brief review of the Company's operational and financial accomplishments and where we are today. . .

Background Restructured over the last 10 years Exited underperforming assets/business lines in the East Moved headquarters and operational focus West Streamlined and focused management on low cost production, margins and sustainable growth Switched from underground to surface mining Broadened core business by bringing eight Independent Power Projects (IPPs) to commercial operation Developed and successfully implemented a focused strategy for reinvestment and growth

Current Westmoreland Locations

Westmoreland Corporate Structure Westmoreland Resources, Inc. /80% (Absaloka Mine - MT) ROVA I (NC) 180MW/ 50% ROVA II (NC) 50MW/50% Ft. Lupton (CO) 290MW/4.5% Sold in 2001: Altavista (VA) 70MW/30% Hopewell (VA) 70MW/30% Southampton (VA) 70MW/30% Ft. Drum (NY) 55MW/1.25% Sold in 1999: Rensselaer 81MW/50% DTA (VA) /20% (Sale pending) Colorado Springs, CO and St. Paul, MN Developing Gascoyne LV-21 project in North Dakota Western Energy Co. (Rosebud Mine - MT) Northwestern Resources (Jewett Mine - TX) Dakota Westmoreland (Beulah Mine - ND) Westmoreland Savage Corporation (Savage Mine - MT) Westmoreland Mining LLC Westmoreland Resources, Inc. Westmoreland Energy LLC Westmoreland Terminal Co. Westmoreland Coal Sales Co. Westmoreland Power, Inc. Westmoreland Coal Company Westmoreland Risk Mgmt. Captive Insurance Co. located in Hamilton, Bermuda

Successful Implementation of Strategy Four surface mining complexes were acquired at attractive prices in 2001 Each is a low-cost supplier for mine-mouth power plants that: Are among the lowest-cost generators of electricity in their regional markets; Meet environmental standards; and Are located in regions of low reserve capacity and growing power demand Each was expressly developed to serve these power plants' quality and reserve life requirements Each enjoys long-term coal supply agreements which mitigate market exposure and competition Together with our Absaloka Mine, these mines give us an advantageous geographic position and a synergistic set of operations in an attractive niche market which we believe can deliver reliable, long-term earnings and produce enhanced cash flows due to our NOLs

Top 10 Coal Producer Combined with pre-existing operations, Westmoreland's coal mines sold almost 26 million tons in 2002 making Westmoreland one of the top ten coal companies in the United States. Three Westmoreland mines rank in the top 25 coal producers in the U.S. Company Tons (millions) % of Total U.S. Production Company Tons (millions) % of Total U.S. Production Peabody Group 53.4 7.0% CONSOL Energy 42.0 5.0% Amax 40.0 5.0% Texas Utilities Mining 28.4 4.0% Exxon Coal 19.4 3.0% A.T. Massey 18.2 2.0% Anaconda 18.0 2.0% Utah International 15.2 2.0% Kerr-McGee 14.9 2.0% Nerco 14.8 2.0% Total Top 10 264.3 34.0% Total Top 10 706.9 65.0% % U.S. Coal Production - 2002 % U.S. Coal Production - 1983 Westmoreland Coal Peabody 168.5 15.5% Kennecott 113.5 10.4% Arch 112.7 10.3% RAG 70.4 6.5% CONSOL 61.5 5.6% A.T. Massey 43.5 4.0% Vulcan 42.2 3.9% Horizon 39.5 3.6% N. American 29.5 2.7% 25.7 2.3%

Mining Operations Effective integration and management of these operations is, of course, also critical. Our team has been focused on this essential mission since May of 2001 and undertaken a number of initiatives to assure its success. By way of example, in our first two years of ownership we have: Reoriented operations to "safety first" Beulah - 347 days without a Lost Time Accident (LTA) Savage - 437 days without a LTA 2.14 company-wide LTA in 2002 vs National Average of 2.96 Aligned, and where necessary, changed management to optimize safety, coal production, quality and cost control Negotiated, without a work stoppage, three favorable collective bargaining agreements Advanced mine and financial planning at Rosebud to a new level of importance and managed costs especially aggressively during periods of low customer demand

Mining Operations (cont.) Completed major development work at Jewett, reconfigured bucket wheel excavator operations - reduced costs 35% and increased productivity 63% without additional capital, and reduced other maintenance and capital costs to help offset the transition from cost-plus to market based pricing Renegotiated the contract mining price at WRI, recouped tub repair costs, and obtained security from mining contractor for performance of post-mining reclamation Commenced consolidated national purchasing accounts capitalizing on volume purchasing strength Launched a comprehensive information technology strategy to improve management information and control systems

Power Segment Have brought eight power projects to commercial operation and proven that successful development and management of cogeneration and non-regulated independent power plants provides an excellent counterpart to our coal segment Five projects sold at favorable prices (also utilizing NOLs) to finance acquisitions ROVA I and II projects are the current core assets of this segment ROVA I and II have historically performed exceedingly well, operating at capacity factors of 88% and 92%, respectively in 2002, thanks, in part, to Westmoreland Technical Services In 2000, renegotiated long-term power sales contract which will expire in 2019 and increases economic incentives for these projects

Other Strategic Operating Initiatives Reached agreement to sell DTA $4.5 million gain plus elimination of ongoing contribution to operating expenses Transferred our last eastern "asset", the Bullit refuse site, to an operator who needs it for current mining operations Implemented a new, less costly medical benefits program for non- classified active employees and salaried retirees Reached new coal sales agreements or extended old ones at almost all of our operations

2002 Industry Recognition Westmoreland Coal Company 2002 Platts/BusinessWeek Global Energy Awards Strategic Merger of the Year - Winner CEO of the Year - Christopher K. Seglem - Finalist Most Successful Strategy Shift of the Year - Finalist 2002 ColoradoBiz/UMB Bank Company of the Year Awards -Energy and Natural Resources Westmoreland Energy, LLC (Roanoke Valley Project) 2002 and 2001 Royal Society for the Prevention of Accidents - Gold Award for Occupational Safety Northwestern Resources Co. (Jewett Mine) 2002 Texas Mining and Reclamation Association Awards of Excellence - Coal Category - Archeological Work & Auger Mining Western Energy Company (Rosebud Mine) 2002 Montana Recreation and Parks Association - Citation of Merit Dakota Westmoreland Corp (Beulah Mine) 2002 North Dakota Lignite Energy Council - Safety Excellence Award (Power Plants & Mines combined) 2002 Westmoreland Coal Company President's Safety Award

Financial Highlights 25.7 million tons of coal produced in 2002 compared to 20.2 million in 2001 and 4.9 million in 2000 Revenues increased from $67 million in 2000 to $247 million in 2001 and to $316 million in 2002 Operating income from continuing operations has risen from $2.6 million in 2000 to $13.6 million in 2001 and $18.8 million in 2002 Net income has risen from $308 thousand in 2000, to $5.2 million in 2001 and to $10.1 million in 2002, or $1.10 per basic share and $1.03 per diluted share for 2002 With reported earnings of $0.14 per basic share and $0.13 per diluted shares in 1st quarter 2003, we have produced seven consecutive quarters of solid consolidated earnings and tax-advantaged cash flows. Consolidated debt, related primarily to the acquisitions of 2001, continues to decrease Preferred dividends resumed Initiated a limited preferred stock repurchase program

Coal Sector Performance Westmoreland has been the top coal equity performer over the last three years, while the coal equity group as a whole has well outperformed the S&P 500 Index Coal Equity Stock Price Variation (Percentage Change From January 2000 through April 2003) 1/00 4/03

Current Issues Litigation, including: Amended Lignite Supply Agreement dispute with CenterPoint Energy, Inc./Texas Genco over tonnage shortfalls, royalties, price, future tons, NOx compliance and various miscellaneous issues Extended delay in determining what we believe will be a price increase as of July, 2001 for tons shipped at Rosebud to Units 1&2 Unpaid royalty claims from the Montana Dept. of Revenue as agent for the Minerals Management Service Additional tax assessments from Halifax County, NC, the State of NC, and the State of MT The Montana Power shareholders suit which seeks to rescind the sale of Montana Power's energy assets to various purchasers, including it's subsidiary's sale of the coal business to Westmoreland We believe our position is meritorious in all of these cases, and we will vigorously protect our interests.

Current Issues (cont.) Business Items, including: Continued escalation of salaried and retiree health care costs Significant fluctuations in long-term incentive expenses due to large swings in the Company's stock price Poor performance of investment portfolios supporting benefit funds and lower discount rates which push actuarially projected NPV of benefit obligations upwards Scheduled and unscheduled customer power plant outages Unanticipated capital needs or changes in timing Lower than expected takes from coal customers Lower coal market prices which diminish spot market opportunities and create downward pressure on contract prices, e.g. Limestone As we have reported earlier, the current quarter will be the most difficult one faced since our acquisitions in 2001 due to the confluence of such forces as these.

Conclusion We will continue to manage these issues with the same diligence and enthusiasm with which we have faced all of the challenges the Company has faced over the past 10 years. For the long haul, we believe we have established a: Solid base of coal and power operations Strong market position Increasing financial strength Demonstrated commitment to equity investors and lenders Proven growth strategy Ability to close deals and effectively manage acquired operations

Westmoreland's Growth Strategy Having quickly scaled the first step in our plan for sustainable long-term profitability, we will continue to look for additional opportunities in the energy sector which meet the criteria we have set forth in our strategic plan for growth: Those which will help optimize and leverage the value of Westmoreland's knowledge, expertise and existing assets Those in niche markets where the Company can supply low-cost, clean fuel and/or power Those that allow the company to gain a leadership role so competition can be minimized and operations can deliver dependable base load tax- sheltered income and enhanced cash flows over the long-term, and Those which provide for expansion and diversification of our participation as a low-cost producer and operator across the energy sector and along the value chain wherever possible Thank you to all of our dedicated employees for their effort, to our Board of Directors for their guidance, and to our Shareholders for their support.